Exhibit 99.1 GEO Investor Day Management Presentation March 20, 2025

Important Notices and Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements are any statements that are not based on historical information, including statements regarding future events and future performance of GEO that involve risks and uncertainties that could materially and adversely affect actual results, including statements regarding GEO’s financial guidance for the full year of 2025, statements regarding GEO’s focus on reducing net debt, deleveraging its balance sheet, positioning itself to explore options to return capital to shareholders in the future, making investments to strengthen GEO’s capabilities and deliver expanded detention capacity, secure transportation, and electronic monitoring services, pursuing unprecedented future growth opportunities and significant operational activity, and the upside this could have on GEO’s future financial results and financial guidance, and GEO’s ability to scale up the delivery of diversified services to support the future needs of its government agency partners. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “estimate,” or “continue” or the negative of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward- looking statements, and we give no such assurance that such forward-looking statements will prove to be correct. Risks and uncertainties that could cause actual results to vary from current expectations and forward-looking statements contained in this press release include, but are not limited to: (1) GEO’s ability to meet its financial guidance for 2025 given the various risks to which its business is exposed; (2) GEO’s ability to deleverage and repay, refinance or otherwise address its debt maturities in an amount and on terms commercially acceptable to GEO, and on the timeline it expects or at all; (3) GEO’s ability to identify and successfully complete any potential sales of company-owned assets and businesses or potential acquisitions of assets or businesses on commercially advantageous terms on a timely basis, or at all; (4) changes in federal and state government policy, orders, directives, legislation and regulations that affect public-private partnerships with respect to secure, correctional and detention facilities, processing centers and reentry centers; (5) changes in federal immigration policy; (6) public and political opposition to the use of public-private partnerships with respect to secure correctional and detention facilities, processing centers and reentry centers; (7) any continuing impact of the COVID-19 global pandemic on GEO and GEO's ability to mitigate the risks associated with COVID-19; (8) GEO’s ability to sustain or improve company- wide occupancy rates at its facilities; (9) fluctuations in GEO’s operating results, including as a result of contract terminations, contract renegotiations, changes in occupancy levels and increases in GEO’s operating costs; (10) general economic and market conditions, including changes to governmental budgets and its impact on new contract terms, contract renewals, renegotiations, per diem rates, fixed payment provisions, and occupancy levels; (11) GEO’s ability to address inflationary pressures related to labor related expenses and other operating costs; (12) GEO’s ability to timely open facilities as planned, profitably manage such facilities and successfully integrate such facilities into GEO’s operations without substantial costs; (13) GEO’s ability to win management contracts for which it has submitted proposals and to retain existing management contracts; (14) risks associated with GEO’s ability to control operating costs associated with contract start-ups; (15) GEO’s ability to successfully pursue growth opportunities and continue to create shareholder value; (16) GEO’s ability to obtain financing or access the capital markets in the future on acceptable terms or at all; and (17) other factors contained in GEO’s Securities and Exchange Commission periodic filings, including its Form 10-K, 10-Q and 8-K reports, many of which are difficult to predict and outside of GEO’s control. We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Non-GAAP Financial Measures This presentation includes Adjusted EBITDA and other non-GAAP financial measures such as Net Debt and Net Leverage. The non-GAAP measures provided herein may not be directly comparable to similar measures used by other companies in the Company’s industry, as other companies may define such measures differently. The non-GAAP measures presented herein are not measurements of financial performance under GAAP, and should not be considered as alternatives to, and should only be considered together with, the Company’s financial results in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of Non-GAAP measures to their most comparable GAAP measure is included in GEO’s 4Q24 Earnings Release and Supplemental Disclosure. 1

Welcome and Company Overview J. David Donahue Chief Executive Officer

GEO is the Leading Diversified Secure and Community Reentry Services Provider with a 40% Share of the Market Revenues Employees Facility Bed Capacity $2.42B 79,000 76,000 Beds $2.0B Beds 18,000 70,200 Employees 57,000 11,000 Employees GEO CoreCivic GEO CoreCivic GEO CoreCivic Owned/Leased Managed Only * Based on total beds including idle and under development for U.S. headquartered companies only 3 Figures are an approximation based on company disclosures and websites

Company History • Started in 1984 • Went public in 1994 • Separated from parent company in 2003 • Became a REIT in 2013 and transitioned to a C-Corp in 2021 • 2025 Expected Unprecedented Growth 4

* 5 *As of March 19, 2025

GEO’s Diversified Operations: 300+ Locations 6

Revenues by Segment FY24 Revenue $2.42 Billion GEO Secure GEO Care Services 25% 75% Reentry Services Electronic 11% Monitoring 14% Federal International 49% 9% State 17% 7

Diversified Long-Term Quality Customer Relationships Revenues/Percentage By Customer (FY2024) Other Non- Texas South Africa Residential Various Others 1% 1% 9% 2% Virginia 1% Georgia ICE* 1% 41% New Jersey 1% New Mexico Federal 1% Government Oklahoma 2% 61% Indiana 2% U.S. Marshals Florida 17% 5% Arizona Australia Bureau of Prisons 5% 8% 3% Long-Term Relationship with Top Customers – ~40 Years w/ Federal Government * Includes ICE ISAP Contract 8

Segment Trends ICE USMS Ø New Administration’s Ø New Administration’s Immigration Enforcement Priorities Federal Law Enforcement Priorities Ø More Detention Capacity Ø Growing Capacity Requirements Ø More Electronic Monitoring Ø Desire to Consolidate into Larger Ø More Secure Transportation for Facilities from County Jails Deportation Demand for Diversified Government Services State Correctional Depts Reentry Services Ø Focus on First Step Act Implementation Ø Aging State Prison Infrastructure Ø Available Capacity at Existing RRCs Ø Correctional Staffing Challenges Ø Programs to Reduce RecidivismØ Growth in Non-Residential Programs 9

U.S. Marshals Services (USMS) USMS Detention Populations (2014 –2024) 70,000 63,687 63,679 61,421 61,435 60,923 Expected 60,000 55,776 56,155 55,170 Growth in 51,777 51,316 50,317 Contractor 50,000 Beds 40,000 1)_Rivers (NC) 30,000 1,320 Beds 2)_Cedar Hill (TX) 20,000 924 Beds ~46% 10,000 Contractor Beds - 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Source: 2014-2021 figures are taken from the USMS FY2023 Performance Budget (https://www.justice.gov/file/1493071/download#:~:text=The%20USMS%20requests%20a%20total,for%20FPD%20in%20FY%202023.) Source: 2022 & 2023 Figures are based USMS FY2024 Performance Budget (https://www.justice.gov/d9/2023-03/usms_fpd_-_fy_2024_pb_narrative_-_omb_cleared_-_3-13-2023.pdf) Source: 2024 USMS Annual Report 10 (https://www.usmarshals.gov/sites/default/files/media/document/Pub-2-2024-Annual-Report.pdf)

U.S. Immigration & Customs Enforcement UNSUPERVISED INTENSIVE SUPERVISION NON-DETAINED DOCKET APPEARANCE PROGRAM 2 7,000,000 – 8,000,000 (ISAP) PARTICIPANTS 3 184,000 41.67% 1.10% DETAINED TOTAL ALIEN 3 46,000 1.35% POPULATION 0.25% 1 16.8M 56.99% GOTAWAYS/OVERSTAYS/OTHER 9,574,500 Sources: 1) https://www.fairus.org/sites/default/files/2023-06/2023%20Illegal%20Alien%20Population%20Estimate_2.pdf 2) https://www.axios.com/2024/03/02/data-biden-border-crisis-immigration-8-million-detention 3) ICE Data (ice.gov/detain/detention-management) and GEO 3Q24 Earnings Call 11 *Chart based on disclosure from the National Immigration Center for Enforcement

GEO is the Largest Service Provider to ICE ICE ICE ICE Detention Electronic Transportation Services Monitoring Services Exclusive Air Secure Exclusive Private Sector Support Sub-Contract ISAP Contract Beds* GEO GEO GEO 42% Other 100% 100% 58% Expected Growth in Detention, Electronic Monitoring, and Transportation 12 * Approximations based on contract guaranteed bed counts Source: ICE Data (ice.gov/detain/detention-management)

U.S. Immigration & Customs Enforcement Current ICE Processing Center Beds Breakdown * 46,000 Beds ICE Processing Center Beds Private Sector Beds Public Sector 10% GEO 42% Other Private 58% Sector 90% Expected Growth to 100K-160K Beds * Approximations based on contract guarantee bed counts Source: ICE Data (ice.gov/detain/detention-management) 13

Board Welcome Jack Brewer Lead Independent Director

Background Challenges ØPrevious Career in Sports ØFinancial Services Experience ØIntroduction to GEO Facilities ØGEO Continuum of Care ØGEO Brand: Industry Best 15

How GEO Changed Me Challenges Ø I was against private prisons Ø In 2018, I visited GEO’s Riverbend Correctional Facility in Georgia, and shortly after began teaching in prison. Ø I joined GEO’s Board of Directors in 2021. Ø Chair of the Criminal Justice and Rehabilitation Committee on GEO’s Board Ø Currently, I serve as GEO’s Lead Independent Director 16

Diversified Employer Challenges Ø Proud diversified employer. Ø Women comprise 51% of our U.S. workforce and play a significant role in our leadership and management. Ø Women accounted for 53% of new hires in 2024. Ø Across GEO, under-represented minorities account for 69% of our U.S. workforce. Ø 74% of our facility security staff are under-represented minorities. 17

Environmentally Responsible Ø GEO provides disclosures on energy consumption statistics, Challenges water usage metrics, and Greenhouse Gas (GHG) Scope 1 and Scope 2 Emissions and Intensity Ratios. Ø GEO has conducted Sustainability and Energy Improvement Audits at select GEO facilities. Ø As a result of these audits, GEO will invest approximately $25 million to retrofit, modify, and upgrade lighting, water, laundry, and HVAC systems at select Secure Services facilities. 18

GEO Continuum of Care® & Post-Release Services GEO Continuum of Care® focuses on GEO’s Post-Release Support Services integrating in-custody evidence-based provide case management, develop and rehabilitation and reentry programming maintain community partnerships, and coordinate and distribute transitional with post-release services aimed at resources based on individual need. reducing recidivism. Ø 6.8 million hours of $11.3M in Post-Release rehabilitation programming Funding Provided Since 2016 Ø 3,000 GEDs and high Treatment Food 3% Assistance school equivalency degrees 12% Ø 9,700 vocational training certifications Clothing Housing 13% 53% Transportation 10% Employment/ Education 19 9%

Secure Services Overview Paul Laird, Senior Vice President, Secure Services

GEO Secure Services Facilities Ø 17 Processing Centers with U.S. Immigration and Customs (ICE) across eight states Ø 12 U.S. Marshals Detention Facilities across three states Ø 14 Correctional Facilities in six states, including: § Arizona, Florida, Georgia, Indiana, New Mexico & Oklahoma Ø International Presence in Australia, South Africa, and the United Kingdom 21

54 Secure Services Facilities in the U.S. 17 ICE Processing Centers 12 USMS Detention Facilities 14 State Correctional Facilities 6 Idle Facilities 22

International Services 4 International Facilities 21 Secure Transportation Depots (U.K.) Healthcare Services at 13 Public Prisons (Australia) 23

High Quality Support Services Health Care Security Food Maintenance GTI 24

Security Services Ø Commitment to the health and safety of our employees and those in our care, as well as contractors, medical providers and visitors at all of our facilities: Ø Operational Excellence: Strive to achieve sustained, effective levels of operational performance. Ø Individual Responsibility for Workplace Safety: Every employee at GEO accepts the responsibility for safe operational performance. Ø Compliance Oversight: Competent, robust, periodic, and independent oversight is essential to verify safety performance expectations. 25

Maintenance Services Ø Overseen by GEO’s Project Development Division, which includes subject matter experts in facility design, project management, maintenance and repair, and physical plant operations. Ø GEO facilities are maintained to be compliant with Occupational Safety and Health Administration (OSHA), Environmental Protection Agency (EPA), National Fire Protection Association (NFPA), and American Correctional Association (ACA) regulations. 26

Food Services Ø All individuals at GEO-Contracted Facilities are provided with three high quality daily meals. Ø Menus are approved by our clients and by a registered dietician. Ø Separate menus that meet religious and dietary accommodations are also available. 27

Healthcare Services GEO Health Services oversees over 700,000 medical encounters annually Healthcare Services at GEO facilities independently accredited by: Ø American Correctional Association Ø National Commission on Correctional Health Care 28

Secure Transportation: GTI Ø GEO Transport, Inc. (GTI) provides ICE the majority of secure air and ground transportation Ø 700 licensed transportation officers Ø 675 customized, U.S. DOT compliant vehicles Ø Approximately 2,300 flight missions in 2024 29

ICE Processing Centers Overview Dan Ragsdale, Senior Vice President, Contract Compliance and Administration

GEO’s Role as a Support Services Provider GEO’s support services include the exclusive use of GEO-Contracted Processing Centers by ICE, along with security, maintenance, and food services, as well as access to recreational amenities, medical care, and legal counsel. Security Services Ø Our goal of ensuring a safe and secure environment for everyone in our care calls for us to follow many sets of government standards that govern the daily operation of our facilities and programs. Maintenance Services Ø Our facilities are maintained to be compliant with Occupational Safety and Health Administration (OSHA), Environmental Protection Agency (EPA), National Fire Protection Association (NFPA), and American Correctional Association (ACA) regulations. 31

GEO’s Role as a Support Services Provider Access to Healthcare Ø The healthcare needs of the individuals in our care are often significant. Ø Healthcare staffing at GEO’s ICE processing centers is more than double that of GEO’s state correctional facilities. Ø All individuals in our care have coordinated access to healthcare services, which are available 24 hours per day, seven days per week. Access to Legal Counsel Ø All individuals under our care have access to their attorneys through a variety of opportunities, including virtual and telephonic contact and in-person visitation. Access to Amenities Ø Outdoor recreation activities include soccer on artificial turf fields, softball, basketball, and flag football. Ø Housing units in our facilities are equipped with large, flat- screen televisions to provide entertainment. 32

Third-Party Accreditation American Correctional Association (ACA) ØAs of 2024, GEO facilities achieved an average ACA accreditation score of 99.1%. National Commission on Correctional Health Care ØCurrently, 11 GEO-Contracted ICE Processing Centers are accredited by the National Commission on Correctional Health Care. Prison Rape Elimination Act Compliance & Certification ØGEO has 77 facilities certified under either the U.S. Department of Justice or the U.S. Department of Homeland Security PREA regulations. 33

Meeting ICE’s Performance-Based National Detention Standards (PBNDS) Every GEO-Contracted U.S. Immigration and Customs Enforcement (ICE) Processing Center must comply with one of several national detention standards: Ø National Detention Standards (NDS) Ø Performance-Based National Detention Standards (PBNDS) Ø Family Residential Standards Each set of standards includes comprehensive requirements for the operation of ICE Processing Centers, including standards related to: Ø Security Ø Physical Plant and Safety Ø Health Care Ø Telephone Access Ø Food Services Ø Religious Services Ø Legal and Family Visitation 34

GEO Care Overview Wayne Calabrese, President and Chief Operating Officer

Organizational Structure GEO Continuum of Care Electronic Monitoring Reentry Services Reentry Services • Electronic Monitoring • Re-Entry Centers (ISAP & Criminal Justice) • Day Reporting Centers • Case Management / • Post Release Services / Compliance Continuum of Care® • Basic Education • 24/7 Support Call Centers • Vocational Training • Data Analytics / Law • Substance Abuse and Enforcement Support “Multiplier” • Cognitive Behavioral Treatment 36

GEO Reentry Locations 35 Residential Reentry Centers 98 Day Reporting Centers 37

Residential Reentry Ø Our residential reentry facilities use step-down levels of supervision, rewarding residents with increased freedom based on positive performance. Ø Residents progress from a controlled environment to increased community involvement as they seek work, attend appointments, rebuild positive relationships, and earn independence. Residential Reentry Services include: Ø Case management Ø Group and individual counseling Ø Substance use counseling Ø Job-readiness training Ø Skill development Ø Referrals to community resources 38

Day Reporting Centers GEO Reentry’s non-residential reentry centers and day reporting programs support correctional agencies in offering multi-phase, evidence-based treatment, accountability, links to valuable local resources, and aftercare. GEO Reentry’s approach includes: Ø Cognitive Behavioral Treatment: Applying evidence-based practices. Ø Community Connections: Long-term sustainability by connecting to local resources. Ø Employment Readiness: Training participants for employment opportunities. Ø Transition Celebrations: Organized “graduations” that bring together program participants, family, and others. 39

GEO Continuum of Care® Ø GEO Continuum of Care® focuses on integrating in-custody evidence- based rehabilitation and reentry programming with post-release services aimed at reducing recidivism. Ø 2024 Milestones: Ø 6.8 million hours of rehabilitation programming Ø 3,000 GEDs and high school equivalency degrees Ø 9,700 vocational training certifications Ø 9,300 substance abuse treatment completions Ø 59,000 behavioral program completions Ø Post-Release support services for more than 3,300 individuals with nearly 900 attaining employment. 40

Facilitating Transition: GEO Post-Release Support Services Ø GEO’s Post-Release Support Services provide case management, develop and maintain community partnerships, and coordinate and distribute transitional resources based on individual need. Ø Designed to reduce recidivism rates, increasing public safety, reducing victimization, and improving the quality of life for released individuals. $11.3M in Post-Release Ø GEO’s Post-Release Call Center Funding Provided Since 2016 is over 80% staffed with returning Food Treatment citizens who were previously Assistance 3% incarcerated. 12% Clothing Housing 13% 53% Transportation 10% Employment/ Education 9% 41

BI Overview Isabel Yang, Executive Vice President, BI

BI Overview BI Headquarters BI Production Line Boulder, CO Boulder, CO 43

BI Overview

U.S.-based Original Equipment Manufacturer (OEM) for the design, production, installation, and support of electronic monitoring devices

Criminal Justice

- Multiple customers at County, State, and Federal levels
- 45+ years providing technology and services to agencies managing individuals on probation, parole, and pretrial release
- 24/7 bilingual monitoring support services and training
- Tech-forward solutions for location tracking, mobile breath and transdermal alcohol detection, radio frequency, and biometric voice verification

Immigration Services

- Exclusive Federal Contract (ISAP)
- 20+ years providing case management and supervision services under the ISAP contract
- Solution for increasing compliance for individuals on the non-detained docket (7-8M individuals)
- Objectives include Compliance with Release Conditions, Hearing Attendance, Immigration Court Orders and Enforcement Support
- 99% participant appearance rate

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BI’s Technology & Services Technology Overview-Internet of Things BI’s Internet of Things (IoT) is the network of physical devices that are embedded with sensors, software, and other technologies for the purpose of connecting and exchanging data with other devices and systems over the internet – for monitoring. Web-based Application Smartphone Ankle RF Application GPS Monitor (Participant) Monitor BI Smartphone Smartphone Wrist GPS Application + Monitor Alcohol (Officer) Breathalyzer ® BI SmartBAND I Development Biometric Wrist GPS of Improved Alcohol Identification Monitor Analytical Ankle Report Monitor ® BI SmartBAND II 45

BI Technology & Services Ecosystem Biometric Alcohol Mobile Apps Monitoring Customer Command Central Locked GPS Down Tracking Phones Home Confinement ® BI SmartBAND 46

Innovation Forward 1. We anticipate five new product releases in the next 24 months with modern design and reduced cost. 2. We are implementing automation and AI to improve BI operational efficiency. 3. We are implementing advanced analytics and AI to improve customer efficiency and reduce officer workload. 47

ISAP Overview Fred Hamdun, Executive Vice President, Community Solutions

ISAP History 1997 2004 2014 In 1997, the Office of In 2004, ICE launched a Bl Incorporated was Inspector General (OIG) community-based awarded the ISAP III conducted a study of the supervision pilot program contract 1997 non-detained called ISAP, which started docket and found only in eight locations and 11% complied with final served 1,600 clients orders issued by Immigration Judges OIG conducted a follow up study in 2003 and found only 13% of the non- detained docket complied with final orders, and only Bl Incorporated was Bl Incorporated was 34% appeared at their awarded the ISAP II awarded the ISAP IV hearings of final decision contract contract 2003 2009 2020 49

100+ ISAP Offices Approximately 1,000 Employees 50

Scalable Technology & Case Management

ISAP utilizes technology and case management to support non-citizens' compliance with release conditions while on ICE's non-detained docket

	High Security	Medium Security	Low Security
	GPS Bracelet	Wrist Worn GPS	SmartLINK
Technology	 BI LOC8® IXT	 BI SmartBAND I® BI SmartBAND II®	 BI SmartLINK BI Smartphone Application (Participant)
Case Management	Low Participant to Case Manager Ratio	Medium Participant to Case Manager Ratio	High Participant to Case Manager Ratio
	High Frequency In-Person Meetings	Medium Frequency In-Person Meetings	Low Frequency In-Person Meetings

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Case Management and Community Services Ø For the ISAP contract, BI works with 18 non-profit organizations nationwide. Ø Since 2004, we have partnered with approximately 11,000 community- based providers. Ø These organizations and providers deliver stabilization services tailored to the demographics of the individuals enrolled in the ISAP contract. 52

ISAP Trends U.S. Immigration and Customs Enforcement Intensive Supervision Appearance Program (ISAP) (December 2022 – YTD2025) 400,000 376K 350,000 324K 305K 300,000 282K 253K 250,000 236K 216K 196K 196K 195K 195K 194K 190K 190K 189K 200,000 187K 187K 185K 184K 184K 184K 184K 183K 180K 178K 177K 177K 175K 150,000 100,000 FEDERAL SEGMENT 50,000 - Source: TRAC Alternatives to Detention Data (trac.syr.edu/immigration/detentionstats/atd_pop_table.html) and ICE Data (ice.gov/detain/detention-management) 53

ISAP Contract Update Ø BI has a long track record of delivering quality services under ISAP with bipartisan support for approximately 20 years. Ø Diversified electronic monitoring technologies paired with compliance management services delivered through a nationwide network of approximately 100+ offices and 1,000+ employees. Ø BI has consistently achieved high compliance rates with immigration court requirements. Ø GEO believes that the focus for ICE has shifted from rebidding the current ISAP contract, which is effective through July 31, 2025, to increasing the size of the population that is currently monitored under ISAP. Ø Federal government can extend the existing contract, by one to two years, and more if necessary. 54

The Potential Growth Ahead George Zoley, Executive Chairman

GEO’s Unprecedented Growth Opportunities • Potential Increase in Secure Residential Care Facilities for ICE • Potential Increase in ISAP Program • Potential Increase in ICE Transportation 56

Contract Award: Delaney Hall ICE Facility Ø 15-year contract for 1,000-bed Company-Owned Facility in Newark, NJ Ø Expected to generate in excess of $60M in annualized revenues Ø 15-year value of the contract with normal cost of living adjustments estimated to be approximately $1B 57

Contract Award: Karnes County ICE Center Ø Contract modification for 1,328-bed Company-Owned Karnes ICE Processing Center effective through August 2029 Ø Expected to generate approximately $79M in annualized revenues, representing incremental annualized revenues of $23M Ø Transitioning from housing adult males only to housing mixed populations 58

Contract Award: North Lake ICE Facility Ø Entered into contract for the immediate establishment of a federal Immigration Processing Center at the Company- Owned 1,800-bed North Lake Facility in Baldwin, MI Ø Multi-year contract expected to be finalized in the next few months Ø Expected to generate in excess of $70M in annualized revenues in the first full year of operations 59

Facilities Activation Potential Anticipated Secure Services Facilities* Bed Count Customer Revenues Delaney Hall Facility (NJ) ICE 1,000 $60 Million Karnes County ICE Repurposing (1) $79 Million (TX) ICE 1,328 North Lake Facility (MI) ICE 1,800 $70 Million D. Ray James (GA) ICE 1,868 $66 Million--- Rivers Facility (NC) ICE/USMS 1,320 $47 Million---- Big Spring: Flight Line (TX) ICE/USMS 1,452 $75 Million---- Big Spring: Cedar Hill (TX) ICE/USMS 924 $66 Million---- Cheyenne Mountation (CO) ICE 700 $30 Million---- McFarland (CA) ICE 300 $38 Million---- (1) 10,692 $475M Additional Underutilized ICE/USMS Beds $100M-150M ~7,000 17K Beds = $500M - $600M+ in Potential Revenue *Idle Bed Counts Reconfigured for Detention Use 60 1) Incremental Annualized Revenues of $23M for Karnes County ICE Center

Potential Increase in ISAP Program ISAP Program previously peaked at approximately 370K participants in December 2022 1M 450K-500K 370K 185K Current ISAP Count Prior Peak Potential Expanded Potential Estimated $250M $600M+ $1.3B+ $500M Revenue = * Estimated Revenue based on current ISAP contract terms and mix 61

Potential Increase in Air Transportation An increase in the number of annual removals would generate incremental annualized revenues under GEO’s existing ICE air support services subcontract Potential Incremental Revenue = $40-$50M 500K # of Annual Removals 160K 2024 Baseline Potential 62

Federal Funding Update Ø DHS recently reprogrammed approximately $485M in funding to ICE. Ø Congress recently passed Continuing Resolution which includes $440M budget increase for ICE. Ø Reconciliation process moving forward in U.S. House and U.S. Senate on two separate tracks, both providing additional funding for border security between $175 billion and $200 billion over several years. Ø Expect additional new contract awards to continue to be announced in the near term and into second quarter of 2025 with likely activation of additional new facilities in the second half of 2025. 63

Quantifying the Potential Growth Ahead Mark Suchinski, Chief Financial Officer

GEO Capital Investment Strategy GEO has made a $70M Investment Commitment to Enhance ICE Services Capabilities $47 Million $16 Million $7 Million Ramp Up Renovation of Expand Secure Production of Existing Transportation GPS Tracking Facilities Assets Devices 65

Asset Sales GEO is exploring the potential sale of two state correctional facilities we currently operate ØTwo state correctional facilities Potential totaling approximately 3,500 Gross combined beds Proceeds of ØThe proceeds generated from asset up to $550 sales could be used to reduce debt Million and/or enhance shareholder value 66

Potential Revenue Growth $ in millions $3,500 $3.3B $250M - EM $50M - Transportation $3,000 $550M - Detention Legend $2.5B $2.4B $2,500 Secure Services EM $2,000 GEO Care International $1,500 Incremental Secure Services $1,000 Incremental EM $500 $- 2024A 2025F Potential Upside Note: Recent contract awards represent ~$153M in annualized revenue comprised of Delaney Hall (NJ), Karnes (TX), and North Lake (MI) Note: 2025 forecast is based on FY midpoint guidance 67

Potential Adjusted EBITDA Growth $ in millions $800 $750M+ $700 $125M - EM $5M - Transportation $600 $150M - Detention $472.5M $500 $463.5M $400 $300 $200 $100 $- Potential Upside 2024A 2025F Incremental EM Baseline Incremental Secure Services Note: 2025 forecast based on mid-point average company facility margins of 25-30% 68

Potential Net Debt Reduction $ in millions $1,800 $1.7B $1,600 $1.5B $1,400 Incremental $1,200 EBITDA and <$1B $1,000 potential asset sales can $800 reduce net debt $600 below $1.0B $400 $200 $- 2024A Potential 2025 Potential Upside 69

Potential Leverage Reduction $1.7B 3.7x <1.5x <$1.0B $750M+ $472.5M Baseline Adj. Current Debt Level Potential Adj. Potential Future Net EBITDA Guidance Debt EBITDA with Base Case Upside 70

Capital Allocation Strategy Potential Significant Increase in Free Cash Flow to Support Shareholder Value Creation Deliver Capital Fund Growth Further Debt Returns Capital Needs Reduction Ø Enhance Ø Invest in Ø Reduce Overall Shareholder Value Accretive Projects Debt and/or Facility Ø Potential Future Ø Continue to Acquisitions Dividends and/or Deleverage the Share Repurchases Ø Future production Balance Sheet of GPS Tracking Devices 71

QUESTIONS & ANSWERS